SUBSIDIARIES OF AMETEK, INC.
AS OF DECEMBER 31, 2020

Exhibit 21

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*

Advanced Measurement Technology, Inc.	Delaware	100%
Sunpower, Inc.	Delaware	100%
AIP/MPM Funding, Inc.	Delaware	100%
AIP/MPM Holdings, Inc.	Delaware	100%
Micro-Poise Measurement Systems, LLC	Delaware	100%
Akron Standard Bestry (Guangzhou) Measurement Equipment Co., Ltd.	China	50%
Micro-Poise Industrial Equipment (Beijing) Ltd.	China	100%
AMETEK (Bermuda), Ltd.	Bermuda	100%
AMETEK Canada 2 ULC	Canada	100%
AMETEK Canada 3 ULC.	Delaware	99.90%
AMETEK Canada Limited Partnership	Canada	99.90%
Creaform Inc.	Canada	100%
Creaform Shanghai Ltd.	China	100%
Creaform Software Inc.	Canada	100%
AMETEK Costa Rica Sociedad De Responsabilidad Limitada	Costa Rica	100%
AMETEK DELCO, Inc.	Delaware	100%
AMETEK Thermal Systems, Inc.	Delaware	100%
AMETEK Arizona Instrument LLC	Arizona	100%
Controls Southeast, Inc.	North Carolina	100%
EDAX, LLC	Delaware	100%
EMA Corp.	Delaware	98.43%
AMETEK B.V.	Netherlands	100%
Telular Corporation	Delaware	100%
SkyBitz Tank Monitoring Corporation	Illinois	100%
SkyBitz, Inc.	Delaware	100%
SkyBitz Petroleum Logistics LLC	South Carolina	100%
Amekai (BVI) Ltd.	British Virgin Islands	50%
AMETEK Aerospace, LLC	Delaware	100%
AMETEK Aerospace & Power Holdings, Inc.	Delaware	100%
AMETEK Advanced Industries, Inc.	Delaware	100%
AMETEK Aircraft Parts & Accessories, Inc.	Delaware	100%
AMETEK Ameron, LLC	Delaware	100%
AMETEK HSA, Inc.	Delaware	100%
AMETEK MRO Florida, Inc.	Delaware	100%
Drake Air, Inc.	Oklahoma	100%
AMETEK Programmable Power, Inc.	Delaware	100%
VTI Instruments Private Limited	India	99.999%
VTI Integrated Systems Private Limited	India	99.89%
ESP Holdco, Inc.	Delaware	100%

SUBSIDIARIES OF AMETEK, INC.
AS OF DECEMBER 31, 2020

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*

Electronic Systems Protection, Inc.	Delaware	100%
Forza Silicon Corporation	California	100%
Powervar, Inc.	Illinois	100%
Powervar Deutschland GmbH	Germany	100%
Powervar Mexico S.A. de C.V.	Mexico	99.998%
Southern Aero Partners, Inc.	Oklahoma	100%
AMETEK CTS US, Inc.	New York	100%
AMETEK EMG Holdings, Inc.	Delaware	100%
Avicenna Technology, Inc.	Minnesota	100%
Coining, Inc.	Delaware	100%
Dunkermotoren USA Inc.	Delaware	100%
Hamilton Precision Metals, Inc.	Delaware	100%
Hamilton Precision Metals of Delaware, Inc.	Delaware	100%
HCC Industries, Inc.	Delaware	100%
Glasseal Products, Inc.	New Jersey	100%
Sealtron, Inc.	Delaware	100%
AMETEK Aegis, Inc.	Delaware	100%
Hermetic Seal Corporation	Delaware	100%
AMETEK SCP, Inc.	Rhode Island	100%
AMETEK SCP (Barrow) Limited	United Kingdom	100%
Technical Services for Electronics, Inc.	Minnesota	100%
AMETEK Grundbesitz GmbH	Germany	100%
AMETEK Haydon Kerk, Inc.	Delaware	100%
Tritex Corporation	Delaware	100%
Haydon Kerk Motion Solutions, Inc.	Massachusetts	100%
AMETEK Holdings B.V., also registered as AMETEK Holdings B.V. Delaware Inc.[1]	Delaware	100%
AMETEK Denmark A/S	Denmark	100%
AMETEK European Holdings GmbH	Germany	100%
AMETEK Italia S.r.l.	Italy	100%
AMETEK Holdings de Mexico, S. de R.L.	Mexico	50%
AMETEK Latin America Holding Company S.à r.l.	Luxembourg	100%
AMETEK Customer Service S. de R. L. de C.v.	Mexico	100%
AMETEK Mexico Holding Company, LLC	Delaware	100%
AMETEK Lamb Motores de Mexico, S. de R.L. de C.V.	Mexico	99.99%
AMETEK do Brasil Ltda.	Brazil	99%
AMETEK Europe L.L.C.	Delaware	100%
AMETEK (Barbados) SRL	Barbados	100%
AMETEK European Holdings Limited	United Kingdom	100%
AMETEK Aerospace & Defense Group UK Ltd	United Kingdom	100%
AEM Limited	United Kingdom	100%
AMETEK Airtechnology Group Limited.	United Kingdom	100%
Airtechnology Pension Trustees Limited	United Kingdom	100%
1 This subsidiary is also registered in The Netherlands

SUBSIDIARIES OF AMETEK, INC.
AS OF DECEMBER 31, 2020

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*

Muirhead Aerospace Limited	United Kingdom	100%
AMETEK Co., Ltd.	Japan	100%
AMETEK Elektromotory, s.r.o	Czech Republic	99.97%
AMETEK Instruments Group UK Limited	United Kingdom	100%
AMETEK (GB) Limited	United Kingdom	100%
Gatan U.K. Limited	United Kingdom	100%
Taylor Hobson Limited	United Kingdom	100%
Taylor Hobson Trustees Limited	United Kingdom	100%
Solartron Metrology Limited	United Kingdom	100%
AMETEK Material Analysis Holdings GmbH	Germany	100%
AMETEK Holdings SARL	France	74%
Antavia SAS	France	100%
CAMECA SAS	France	96.15%
AMETEK GmbH	Germany	31.99%
AMETEK Nordic AB	Sweden	100%
Zygo Germany GmbH	Germany	41.36%
AMETEK Germany GmbH	Germany	100%
AMETEK Korea Co., Ltd.	Korea	100%
CAMECA Instruments, Inc.	New York	100%
Direl Holding GmbH	Germany	100%
Direl GmbH	Germany	100%
Dunkermotoren GmbH	Germany	100%
AMETEK d.o.o. Subotica.	Serbia	100%
Dunkermotoren Taicang Co., Ltd.	China	100%
Motec GmbH	Germany	100%
RETE Holding GmbH	Switzerland	100%
AMETEK CTS GmbH	Switzerland	100%
AMETEK CTS Europe GmbH	Germany	100%
Frameflair Limited	United Kingdom	100%
Milmega Limited	United Kingdom	100%
SPECTRO Analytical Instruments GmbH	Germany	100%
AMETEK Hong Kong Private Limited	Hong Kong	100%
SPECTRO Analytical Instruments, Inc.	Delaware	100%
SPECTRO Analytical Instruments (Pty) Ltd	South Africa	100%
OOO “AMETEK”	Russia	99%
EMA Finance 1 LLC	Delaware	100%
EMA Finance 2 LLC	Delaware	100%
Nu Instruments Limited	United Kingdom	100%
Nu Instruments Asia Ltd.	Hong Kong	100%
Taylor Hobson Inc.	Delaware	100%
AMETEK S.A.S.	France	76.7%
AMETEK Singapore Private Ltd.	Singapore	100%
Amekai Singapore Private Ltd.	Singapore	50%
Amekai Meter (Xiamen) Co., Ltd.	China	100%
Amekai Taiwan Co., Ltd.	Taiwan	50%

SUBSIDIARIES OF AMETEK, INC.
AS OF DECEMBER 31, 2020

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*

AMETEK Commercial Enterprise Shanghai	China	100%
AMETEK Engineered Materials Sdn. Bhd.	Malaysia	100%
AMETEK Instruments India Private Limited	India	100%
AMETEK Motors Asia Pte. Ltd.	Singapore	100%
AMETEK Industrial Technology (Shanghai) Co., Ltd.	China	100%
Haydon Linear Motors (Changzhou) Co., Ltd.	China	100%
AMETEK S.r.l.	Italy	70%
EMA Holdings UK Limited	United Kingdom	100%
Land Instruments International Ltd.	United Kingdom	100%
AMETEK Global Tubes, LLC	Delaware	100%
Tubes Holdco Limited	United Kingdom	100%
AMESP USVI LLC	United States Virgin Islands	100%
AMETEK DE LLC	Delaware	100%
Fine Tubes Limited	United Kingdom	100%
Superior Tube Company, Inc.	Pennsylvania	100%
EMA MX, LLC	Delaware	100%
AMETEK Finland Oy	Finland	100%
AMETEK PIP Holdings, Inc.	Delaware	100%
AMETEK Land, Inc.	Delaware	100%
AMETEK Precitech, Inc.	Delaware	100%
AMETEK (Thailand) Co., Ltd.	Thailand	99.999%
Creaform U.S.A. Inc.	Delaware	100%
Crystal Engineering Corporation	California	100%
NewAge Testing Instruments, Inc.	Pennsylvania	100%
Patriot Sensors & Controls Corporation	Delaware	100%
Reichert, Inc.	Delaware	100%
SSH Non-Destructive Testing, Inc.	Delaware	100%
Amptek, Inc.	Delaware	100%
Technical Manufacturing Corporation	Delaware	100%
Atlas Material Holdings Corporation	Delaware	100%
Atlas Material Testing Technology L.L.C.	Delaware	100%
Atlas Netherlands AcquisitionCo Coöperatief U.A.	Netherlands	99.99%
Atlas Material Testing Technology GmbH	Germany	100%
Atlas Material Testing Technology BV	Netherlands	100%
Atlas Material Testing Technology (India) Private Limited	India	100%
Chandler Instruments Company L.L.C.	Texas	100%
Grabner Instruments Messtechnik Gesellschaft m.b.H.	Austria	56%
Petrolab, L.L.C.	Delaware	100%
EMA Holdings, LLC	Delaware	100%

SUBSIDIARIES OF AMETEK, INC.
AS OF DECEMBER 31, 2020

Name of Subsidiary and name under which it does business	State or other jurisdiction of incorporation or organization	Percentage of voting securities owned by its immediate parent*

MCG Acquisition Corporation	Minnesota	100%
TPM Russia, Inc.	Delaware	100%
Zygo Corporation	Delaware	100%
AMETEK Taiwan Co. Ltd.	Taiwan	50.5%
Six Brookside Drive Corporation.	Connecticut	100%
Zemetrics, Inc.	Delaware	100%
Zygo Pte Ltd.	Singapore	100%
ZygoLamda Metrology Instrument (Shanghai) Co., Ltd.	China	100%
Zygo Richmond Corporation	Delaware	100%
FMH Intermediate LLC	Delaware	100%
FMH Holdings Corp.	Delaware	100%
FMH Aerospace Corp.	California	100%
Gatan Inc.	Pennsylvania	100%
Gatan Service Corporation	Pennsylvania	100%
IntelliPower, Inc.	California	100%
MOCON, Inc.	Minnesota	100%
MOCON Europe A/S	Denmark	100%
AMETEK Instrumentos, S.L.	Spain	100%
OBCORP LLC.	Missouri	100%
Universal Analyzers Inc.	Nevada	100%
Pacific Design Technologies, Inc.	California	100%
Rauland-Borg Corporation	Illinois	100%
Modern Field Holdings, Inc.	British Virgin Islands	7.6%
Rauland-Borg Corporation of Florida	Delaware	100%
Responder Systems Corporation	California	100%
Rotron Incorporated	New York	100%
AMETEK Technical & Industrial Products, Inc.	Minnesota	51.9%
Seiko EG&G Co. Ltd.	Japan	49%
Solidstate Controls, LLC	Delaware	100%
HDR Power Systems, LLC	Delaware	100%
Solidstate Controls, Inc. de Argentina S.R.L.	Argentina	90%
Solidstate Controls Mexico, S.A. de C.V.	Mexico	99.998%
Sound Com Corporation	Ohio	100%
Spectro International Holdings, Inc.	Delaware	100%
Spectro Holdings, Inc.	Delaware	100%
Spectro Scientific (Beijing), Inc.	China	100%
Spectro Scientific, Inc.	Massachusetts	100%
Spectro, Inc.	Massachusetts	100%
Vision Research, Inc.	Delaware	100%
Vision Research Europe B.V.	Netherlands	100%
Vision Research srl	Romania	100%

(•)Exclusive of directors’ qualifying shares and shares held by nominees as required by the laws of the jurisdiction of incorporation.